Exhibit 99.1
Navitas Semiconductor Announces First Quarter 2025 Financial Results

•GaN expected production ramp in new mainstream markets in AI data centers, solar micro-inverters and EV over next 12 months
•GaN sets industry benchmark with over 250M shipped and 100ppb field reliability
•SiC sets industry benchmark with reliability exceeding AEC standards and ultra-high voltage 2.3kV to 6.5V, with expansion into commercial EVs

TORRANCE, Calif., May 05, 2025 — Navitas Semiconductor (Nasdaq: NVTS), the only pure-play, next-generation power semiconductor company and industry leader in gallium nitride (GaN) power ICs and silicon carbide (SiC) technology, today announced unaudited financial results for the first quarter ended March 31, 2025.

“Our first quarter featured many industry firsts, including the world’s first production release of GaN bi-directional ICs, a 12 kW AI data center power supply platform and unprecedented reliability standards for both GaN and SiC technology,” said Gene Sheridan, CEO and co-founder. “These technology and reliability achievements, combined with our $450M of design wins announced for last year, positions the company for important growth later this year and in 2026 and beyond. ”

1Q25 Financial Highlights
•Revenue: Total revenue was $14.0 million in the first quarter of 2025, compared to $23.2 million in the first quarter of 2024 and $18.0 million in the fourth quarter of 2024.
•Loss from Operations: GAAP loss from operations for the quarter was $25.3 million, compared to a loss of $31.6 million for the first quarter of 2024 and a loss of $39.0 million for the fourth quarter of 2024. On a non-GAAP basis, loss from operations for the quarter was $11.8 million compared to a loss of $11.8 million for the first quarter of 2024 and a loss of $12.7 million in the fourth quarter of 2024.
•Cash: Cash and cash equivalents were $75.1 million as of March 31, 2025.

Market, Customer and Technology Highlights:
•Announced the world’s first production-released 650 V bi-directional GaN ICs and IsoFast™ high-speed isolated gate-drivers creating a paradigm shift in power by enabling the transition from two-stage to single-stage topologies; targeted applications range widely across EV charging, solar micro-inverters, energy storage, and motor drives.
•Announced a new 12 kW platform design for data centers utilizing the latest GeneSiC™ and GaNSafe™ ICs including Intelliweave™ control technology to enable a doubling of total rack power up to 500 kW to support new generations of AI processors.
•Announced cumulative GaN shipments of over 250M since 2018 across four generations demonstrating unprecedented 100 ppb field reliability track record.
•Announced GeneSiC reliability demonstrated beyond auto-grade with new AEC Plus testing setting new industry standard.
•Announced GaNSafe technology qualification to the challenging Q101 standard and adoption in the industry’s first GaN EV on-board charger production design with Changan, a top EV maker in China and is on-track for a production ramp in early ’26.
•GeneSiC ultra-high voltage 2.3 kV to 6.5 kV targets megawatt-level new energy markets for EV roadside fast chargers, energy storage, renewable and grid infrastructure upgrades.
Business Outlook
•Second quarter 2025 net revenues are expected to be $14.0 to $15.0 million. Non-GAAP gross margin for the second quarter is expected to be 38.5% plus or minus 50 basis points, and non-GAAP operating expenses are expected to be approximately $15.5 million in the second quarter of 2025.

Navitas Q1 2025 Financial Results Conference Call and Webcast Information:
•When: Monday, May 5, 2025
•Time: 2:00 p.m. Pacific / 5:00 p.m. Eastern
•Toll Free Dial-in: (888) 596-4144 or (646) 968-2525, Conference ID: 2033529
•Live Webcast: https://edge.media-server.com/mmc/p/tz4rhgz4
•Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com/.

Navitas Q2 Investor Conference
•Craig-Hallum: 22st Annual Craig-Hallum Institutional Investor Conference
May 28, 2025 1-on-1 meetings with Gene Sheridan, CEO

Non-GAAP Financial Measures
This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP operating expenses, (ii) non-GAAP research and development expense, (iii) non-GAAP selling, general and administrative expense, (iv) non-GAAP loss from operations, (vi) non-GAAP operating margin, and (vi) non-GAAP net loss and net loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses which are outlined in the “Reconciliation of GAAP Results to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independently of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.
Note Regarding Customer Pipeline and Design Wins
“Customer pipeline” reflects estimated potential future business based on interest expressed by potential customers for qualified programs, stated in terms of estimated revenue that may be realized over the life of the customer’s end product. A “design win” reflects an end customer’s selection of a Navitas product for a specific production program, stated in terms of revenues that may be realized over the life of the customer’s end product. All customer pipeline and design win information constitutes forward-looking statements. Customer pipeline and design wins do not represent orders, are not proxies for backlog or estimates of future revenue, and should not be considered as any other measure or indicator of financial performance. Rather, Navitas uses these terms to indicate the company’s current view of future potential business and related changes across various end markets. Time horizons vary based on product type and application. Accordingly, actual business realized depends on whether potential customers ultimately choose the Navitas solution, the portion of the customer program awarded to the Navitas solution as compared to other sources in dual- or multiple-source cases, successful customer qualification of the selected solution, the time needed for customers to begin production, the duration and pace of the customer’s ramp to full production, and strategic decisions of Navitas throughout the process based on expected revenues, margins and other factors relating to pipeline opportunities discussed below under “Cautionary Statement Regarding Forward-Looking Statements.”
Cautionary Statement Regarding Forward-Looking Statements
This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The term “customer pipeline” and related information constitute forward-looking statements. Other forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Customer pipeline and other forward-looking statements are made based on estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and current indications of customer interest, all of which are based on various assumptions, whether or not identified in this press release. All such statements are based on current expectations of the management of Navitas and are not predictions of actual future performance. Forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas, and forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of our business will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate acquired businesses into our business and operational systems; the effect of acquisitions on customer and supplier relationships, or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in our customers’ end markets and our customers’ ability to predict such demand, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs and the regulation of cross-border investments, particularly involving the United States and China; other regulatory developments in the United States, China and other countries; the impact of the COVID-19 pandemic or other epidemics on Navitas’ business and the economies that affect our business, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; and Navitas’ ability to protect its intellectual property rights.
These and other risk factors are discussed in the Risk Factors section beginning on p. 15 of our annual report on Form 10-K for the year ended December 31, 2024, as updated in the Risk Factors section of our most recent quarterly report on Form 10-Q, and in other documents we file with the SEC. If any of the risks described above, and discussed in more detail in our SEC reports, materialize or if our assumptions underlying forward-looking statements prove to be incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in forward-looking statements. In addition, forward-
looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.
About Navitas
Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar, energy storage, home appliance / industrial, data center, mobile, and consumer. Over 300 Navitas patents are issued or pending. Navitas offers the industry’s first and only 20-year GaNFast warranty and was the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas Semiconductor, GaNFast, GaNSense, GaNSafe, GeneSiC and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited or affiliates. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

Contact Information
Lori Barker, Investor Relations
ir@navitassemi.com

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2025	2024
NET REVENUES	$14,018	$23,175
COST OF REVENUES (exclusive of amortization of intangible assets included below)	8,711	13,660
OPERATING EXPENSES:
Research and development	12,668	20,229
Selling, general and administrative	11,740	16,087
Amortization of intangible assets	4,734	4,774
Restructuring expense	1,469	—
Total operating expenses	30,611	41,090
LOSS FROM OPERATIONS	(25,304)	(31,575)
OTHER INCOME (EXPENSE), net:
Interest income (expense), net	(38)	2
Dividend income	744	1,680
Gain from change in fair value of earnout liabilities	8,113	26,199
Other income	18	83
Total other income, net	8,837	27,964
LOSS BEFORE INCOME TAXES	(16,467)	(3,611)
INCOME TAX PROVISION	82	70
Equity method investment loss	(280)	—
NET LOSS	$(16,829)	$(3,681)
NET LOSS PER SHARE:
Basic	$(0.09)	$(0.02)
Diluted	$(0.09)	$(0.02)
SHARES USED IN PER SHARE CALCULATION:
Basic	187,784	179,779
Diluted	187,784	179,779

RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES - UNAUDITED
(dollars in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2025	2024
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP Net revenues	$14,018	$23,175
Cost of revenues (exclusive of amortization of intangibles)	(8,711)	(13,660)
Cost of revenues (amortization of intangibles)	(4,032)	(3,959)
GAAP Gross profit	1,275	5,556
GAAP Gross margin	9.1%	24.0%
Cost of revenues (amortization of intangibles)	4,032	3,959
Stock-based compensation expense	36	—
Non-GAAP Gross profit	$5,343	$9,515
Non-GAAP Gross margin	38.1%	41.1%
RECONCILIATION OF OPERATING EXPENSES
GAAP Research and development	$12,668	$20,229
Stock-based compensation expenses	(3,838)	(7,370)
Non-GAAP Research and development	8,830	12,859
GAAP Selling, general and administrative	11,740	16,087
Stock-based compensation expenses	(3,098)	(6,178)
Payroll taxes on vesting of employee stock-based compensation	(283)	(534)
Settlement of commercial claim	—	(500)
Other expense	(25)	(386)
Non-GAAP Selling, general and administrative	8,334	8,489
Total Non-GAAP Operating expenses	$17,164	$21,348
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP Loss from operations	$(25,304)	$(31,575)
GAAP Operating margin	(180.5)%	(136.2)%
Add: Stock-based compensation expenses included in:
Research and development	3,838	7,370
Selling, general and administrative	3,098	6,178
Cost of goods sold	36	—
Total	6,972	13,548
Amortization of acquisition-related intangible assets	4,734	4,774
Restructuring expense	1,469	—
Payroll taxes on vesting of employee stock-based compensation	283	534
Settlement of commercial claim	—	500
Other expense	25	386
Non-GAAP Loss from operations	$(11,821)	$(11,833)
Non-GAAP Operating margin	(84.3)%	(51.1)%
RECONCILIATION OF NET LOSS PER SHARE
GAAP Net loss	$(16,829)	$(3,681)
Adjustments to GAAP Net loss
Gain from change in fair value of earnout liabilities	(8,113)	(26,199)
Total stock-based compensation	6,972	13,548
Amortization of acquisition-related intangible assets	4,734	4,774
Equity method investment loss	280	—
Restructuring expense	1,469	—
Payroll taxes on vesting of employee stock-based compensation	283	534
Settlement of commercial claim	—	500
Other expense	25	303
Non-GAAP Net loss	$(11,179)	$(10,221)
Average shares outstanding for calculation of non-GAAP Net loss per share (basic and diluted)	187,784	179,779
Non-GAAP Net loss per share (basic and diluted)	$(0.06)	$(0.06)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
ASSETS	March 31, 2025	December 31, 2024
CURRENT ASSETS:
Cash and cash equivalents	$75,132	$86,737
Accounts receivable, net	12,427	13,982
Inventories	16,062	15,477
Prepaid expenses and other current assets	4,679	4,070
Total current assets	108,300	120,266
RESTRICTED CASH	483	1,503
PROPERTY AND EQUIPMENT, net	14,706	15,421
OPERATING LEASE RIGHT OF USE ASSETS	6,474	6,900
INTANGIBLE ASSETS, net	67,461	72,195
GOODWILL	163,215	163,215
OTHER ASSETS	10,191	10,478
Total assets	$370,830	$389,978
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$14,272	$10,754
Accrued compensation expenses	3,265	8,623
Operating lease liabilities, current	1,772	1,767
Total current liabilities	19,309	21,144
OPERATING LEASE LIABILITIES NONCURRENT	5,112	5,553
EARNOUT LIABILITY	2,095	10,208
DEFERRED TAX LIABILITIES	428	441
NONCURRENT LIABILITIES	2,066	4,619
Total liabilities	29,010	41,965
STOCKHOLDERS’ EQUITY	341,820	348,013
Total liabilities and stockholders’ equity	$370,830	$389,978